                                                                      EXHIBIT 24
                              NORWEST CORPORATION

                               Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON, LAUREL A. HOLSCHUH, AND MARY E. SCHAFFNER, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of 420,000 shares of Common Stock of the Corporation issued in connection with the acquisition of Lindeberg Financial Corporation, a Minnesota corporation, and its subsidiary, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of November, 1993.



                                            /s/  David C. Christensen
                                           ----------------------------------
                                            David C. Christensen

                              NORWEST CORPORATION

                               Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON, LAUREL A. HOLSCHUH, AND MARY E. SCHAFFNER, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of 420,000 shares of Common Stock of the Corporation issued in connection with the acquisition of Lindeberg Financial Corporation, a Minnesota corporation, and its subsidiary, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of November, 1993.



                                            /s/  Pierson M. Grieve
                                           ----------------------------------
                                            Pierson M. Grieve

                              NORWEST CORPORATION

                               Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON, LAUREL A. HOLSCHUH, AND MARY E. SCHAFFNER, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of 420,000 shares of Common Stock of the Corporation issued in connection with the acquisition of Lindeberg Financial Corporation, a Minnesota corporation, and its subsidiary, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of November, 1993.



                                            /s/  Charles M. Harper
                                           ----------------------------------
                                            Charles M. Harper

                              NORWEST CORPORATION

                               Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON, LAUREL A. HOLSCHUH, AND MARY E. SCHAFFNER, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of 420,000 shares of Common Stock of the Corporation issued in connection with the acquisition of Lindeberg Financial Corporation, a Minnesota corporation, and its subsidiary, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of November, 1993.



                                            /s/  N. Benne Hart
                                           ----------------------------------
                                            N. Benne Hart

                              NORWEST CORPORATION

                               Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON, LAUREL A. HOLSCHUH, AND MARY E. SCHAFFNER, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of 420,000 shares of Common Stock of the Corporation issued in connection with the acquisition of Lindeberg Financial Corporation, a Minnesota corporation, and its subsidiary, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of November, 1993.



                                            /s/  William A. Hodder
                                           ----------------------------------
                                            William A. Hodder

                              NORWEST CORPORATION

                               Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON, LAUREL A. HOLSCHUH, AND MARY E. SCHAFFNER, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of 420,000 shares of Common Stock of the Corporation issued in connection with the acquisition of Lindeberg Financial Corporation, a Minnesota corporation, and its subsidiary, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of November, 1993.



                                            /s/  George C. Howe
                                           ----------------------------------
                                            George C. Howe

                              NORWEST CORPORATION

                               Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON, LAUREL A. HOLSCHUH, AND MARY E. SCHAFFNER, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of 420,000 shares of Common Stock of the Corporation issued in connection with the acquisition of Lindeberg Financial Corporation, a Minnesota corporation, and its subsidiary, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of November, 1993.



                                            /s/  Lloyd P. Johnson
                                           ----------------------------------
                                            Lloyd P. Johnson

                              NORWEST CORPORATION

                               Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON, LAUREL A. HOLSCHUH, AND MARY E. SCHAFFNER, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of 420,000 shares of Common Stock of the Corporation issued in connection with the acquisition of Lindeberg Financial Corporation, a Minnesota corporation, and its subsidiary, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of November, 1993.



                                            /s/  Reatha Clark King
                                           ----------------------------------
                                            Reatha Clark King

                              NORWEST CORPORATION

                               Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON, LAUREL A. HOLSCHUH, AND MARY E. SCHAFFNER, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of 420,000 shares of Common Stock of the Corporation issued in connection with the acquisition of Lindeberg Financial Corporation, a Minnesota corporation, and its subsidiary, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of November, 1993.



                                            /s/  Richard M. Kovacevich
                                           ----------------------------------
                                            Richard M. Kovacevich

                              NORWEST CORPORATION

                               Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON, LAUREL A. HOLSCHUH, AND MARY E. SCHAFFNER, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of 420,000 shares of Common Stock of the Corporation issued in connection with the acquisition of Lindeberg Financial Corporation, a Minnesota corporation, and its subsidiary, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of November, 1993.



                                            /s/  Richard S. Levitt
                                           ----------------------------------
                                            Richard S. Levitt

                              NORWEST CORPORATION

                               Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON, LAUREL A. HOLSCHUH, AND MARY E. SCHAFFNER, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of 420,000 shares of Common Stock of the Corporation issued in connection with the acquisition of Lindeberg Financial Corporation, a Minnesota corporation, and its subsidiary, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of November, 1993.



                                            /s/  Richard D. McCormick
                                           ----------------------------------
                                            Richard D. McCormick

                              NORWEST CORPORATION

                               Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON, LAUREL A. HOLSCHUH, AND MARY E. SCHAFFNER, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of 420,000 shares of Common Stock of the Corporation issued in connection with the acquisition of Lindeberg Financial Corporation, a Minnesota corporation, and its subsidiary, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of November, 1993.



                                            /s/  Cynthia H. Milligan
                                           ----------------------------------
                                            Cynthia H. Milligan

                              NORWEST CORPORATION

                               Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON, LAUREL A. HOLSCHUH, AND MARY E. SCHAFFNER, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of 420,000 shares of Common Stock of the Corporation issued in connection with the acquisition of Lindeberg Financial Corporation, a Minnesota corporation, and its subsidiary, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of November, 1993.



                                            /s/  John E. Pearson
                                           ----------------------------------
                                            John E. Pearson

                              NORWEST CORPORATION

                               Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON, LAUREL A. HOLSCHUH, AND MARY E. SCHAFFNER, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of 420,000 shares of Common Stock of the Corporation issued in connection with the acquisition of Lindeberg Financial Corporation, a Minnesota corporation, and its subsidiary, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of November, 1993.



                                            /s/  Ian M. Rolland
                                           ----------------------------------
                                            Ian M. Rolland

                              NORWEST CORPORATION

                               Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON, LAUREL A. HOLSCHUH, AND MARY E. SCHAFFNER, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of 420,000 shares of Common Stock of the Corporation issued in connection with the acquisition of Lindeberg Financial Corporation, a Minnesota corporation, and its subsidiary, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of November, 1993.



                                            /s/  Stephen E. Watson
                                           ----------------------------------
                                            Stephen E. Watson

                              NORWEST CORPORATION

                               Power of Attorney
                           of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON, LAUREL A. HOLSCHUH, AND MARY E. SCHAFFNER, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of 420,000 shares of Common Stock of the Corporation issued in connection with the acquisition of Lindeberg Financial Corporation, a Minnesota corporation, and its subsidiary, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of November, 1993.



                                            /s/  Michael W. Wright
                                           ----------------------------------
                                            Michael W. Wright